UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

CA, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

This Schedule 14A filing consists of the following communications relating to the proposed acquisition of CA, Inc. (“CA”) by Broadcom Inc. (“Parent”), a Delaware corporation, and Collie Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to the terms of an Agreement and Plan of Merger, dated July 11, 2018, by and among CA, Parent and Merger Sub:

(i)	Letter to Customers distributed by CA
(ii)	Letter to Partners distributed by CA

The items listed above were first used or made available on July 12, 2018.

Letter to Customers distributed by CA

Subject: Broadcom to acquire CA Technologies

Dear {Customer Name},

I have important news to share with you today. CA Technologies just announced that it has entered into a definitive agreement to be acquired by Broadcom. As a valued customer, I wanted to reach out to you personally to share this exciting news and let you know first and foremost that Broadcom shares our deep dedication to our customers.

Broadcom has been a leader in the semiconductor space for decades. In recent years, they have expanded the scope of their portfolio of mission critical infrastructure technology assets. With the addition of CA, a leader in mainframe and enterprise software, Broadcom becomes well positioned to provide technology solutions across the infrastructure technology landscape.

The transaction is expected to close in the fourth calendar quarter of 2018. Until the transaction closes, we remain a standalone company and will conduct business as usual, continuing to serve you with the dedication and commitment for which we are known.

I will be following up with a phone call and look forward to speaking with you soon.

Thank you for your continued partnership.

Regards,

XXX

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving CA, Inc. (“CA”) and Broadcom Inc. (“Broadcom”). In connection with the proposed transaction, CA intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, CA will mail the definitive proxy statement and a proxy card to each stockholder of CA entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that CA may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF CA ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT CA WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CA AND THE PROPOSED TRANSACTION. The definitive proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by CA with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at CA’s website (http://www.ca.com) or by contacting CA’s Investor Relations at traci.tsuchiguchi@ca.com.

Participants in the Solicitation

CA and its directors and executive officers may be deemed to be participants in the solicitation of proxies from CA’s stockholders with respect to the proposed transaction. Information about CA’s directors and executive officers and their ownership of CA’s common stock is set forth in CA’s proxy statement on Schedule 14A filed with the SEC on June 29, 2018, and CA’s Annual Report on Form 10-K for the fiscal year ended March 31, 2018, which was filed with the SEC on May 9, 2018. Additional information regarding the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

Notice Regarding Forward-Looking Statements

This communication, and any documents to which CA refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent CA’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans relating to the proposed transaction, strategies and objectives of CA for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming,” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect CA’s business and the price of the common stock of CA, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of CA and the receipt of certain regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on CA’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from CA’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the proposed transaction, (viii) unexpected costs, charges or expenses resulting from the proposed transaction, and (ix) other risks described in CA’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, CA does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

Letter to Partners distributed by CA

Subject: Broadcom to acquire CA Technologies

Dear Valued Partner,

I have important news to share with you today. CA Technologies just announced that it has entered into a definitive agreement to be acquired by Broadcom. As a valued partner, I wanted to reach out to you personally to share this exciting news and let you know first and foremost that Broadcom shares our deep dedication to our customers.

Broadcom has been a leader in the semi-conductor space for decades. In recent years, they have expanded the scope of their portfolio of mission critical infrastructure technology assets. With the addition of CA, a leader in mainframe and enterprise software, Broadcom becomes well positioned to provide technology solutions across the infrastructure technology landscape.

The transaction is expected to close in the fourth calendar quarter of 2018. Until the transaction closes, we remain a standalone company and will conduct business as usual, continuing to work with you and to serve our customers with the same dedication and commitment for which we are known.

I will be following up with a phone call and look forward to speaking with you soon.

Thank you for your continued partnership.

Regards,

XXX

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving CA, Inc. (“CA”) and Broadcom Inc. (“Broadcom”). In connection with the proposed transaction, CA intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, CA will mail the definitive proxy statement and a proxy card to each stockholder of CA entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that CA may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF CA ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT CA WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CA AND THE PROPOSED TRANSACTION. The definitive proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by CA with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at CA’s website (http://www.ca.com) or by contacting CA’s Investor Relations at traci.tsuchiguchi@ca.com.

Participants in the Solicitation

CA and its directors and executive officers may be deemed to be participants in the solicitation of proxies from CA’s stockholders with respect to the proposed transaction. Information about CA’s directors and executive officers and their ownership of CA’s common stock is set forth in CA’s proxy statement on Schedule 14A filed with the SEC on June 29, 2018, and CA’s Annual Report on Form 10-K for the fiscal year ended March 31, 2018, which was filed with the SEC on May 9, 2018. Additional information regarding the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

Notice Regarding Forward-Looking Statements

This communication, and any documents to which CA refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent CA’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans relating to the proposed transaction, strategies and objectives of CA for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming,” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect CA’s business and the price of the common stock of CA, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of CA and the receipt of certain regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on CA’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from CA’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the proposed transaction, (viii) unexpected costs, charges or expenses resulting from the proposed transaction, and (ix) other risks described in CA’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, CA does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.